Exhibit 10.1
SECOND AMENDMENT TO
REAL ESTATE PURCHASE AND SALE AGREEMENT
     THIS SECOND AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into as of April 3, 2007 by and among SP-K Development, LLC, SP-B1 Development, LLC, SP-A Development, LLC, SP-B2 Development, LLC, SP-D Development, LLC, SP-E Development, LLC, SP-J Development, LLC, 110 Munson Street, LLC, SP-C Development, LLC and Lyme Properties LLC, each a Delaware limited liability company, and collectively, the “Seller” and BioMed Realty, L.P., a Maryland limited partnership (the “Purchaser”), having an office at 17140 Bernardo Center Drive, Suite 222, San Diego, California 92128, with a facsimile number of (858) 485-9843. The Seller has an office c/o Lyme Properties LLC, 101 Main Street, 18th floor, Cambridge, MA 02142 Attn: Robert L. Green, with a facsimile number of (617) 225-2133.
     The parties desire to make certain amendments to a certain Real Estate Purchase and Sale Agreement entered into by them with an Effective Date of January 29, 2007, as amended by an amendment dated February 16, 2007 (the “P&S”).
     Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the P&S.
     In consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:
     1. Definition of Real Property. The definition of Real Property in the P&S is hereby amended by modifying the last sentence of such definition to read as follows:
“Exhibit A respectively describes the following: Tract K, Tract B-1, Tract J and 110 Munson.”
     2. Section 2.2. Section 2.2(a) of the P&S is hereby amended by amending and restating such Section as follows:
     “Section 2.2 Purchase Price. (a) The purchase price for the Property shall be the sum of Twenty-one Million Dollars ($21,000,000.00) (the “Purchase Price”); provided, however, that if the Closing is for any reason not intentionally caused by Seller delayed beyond 10:00 a.m. EST on April 4, 2007, the Purchase Price shall increase by Two Hundred Fifty Thousand Dollars ($250,000), and shall likewise be increased by such amount for each additional day of delay at such time on each day thereafter. Subject to adjustments and apportionments set forth in this Agreement, the Purchase Price shall be paid on the Closing Date by wire transfer of immediately available federal funds to such account(s) of Seller as Seller designates in writing to Purchaser.”
     3. Section 6.1(e). Section 6.1(e) is hereby amended by amending and restating such Section in its entirety as follows:
     “Purchaser shall have received from Science Park Development Corporation and Olin Corporation respectively a “TDA Consent” substantially in the forms attached as Schedule 6.1(e), dated no earlier than the Effective Date.”
     4. Section 6.1(f) and Definitions. Section 6.1(f) of the P&S is hereby deleted in its entirety. The P&S is hereby further amended by deleting the phrases ARDA Consent, ARDA Estoppel Provisions and ARDA Party in all instances where they appear in the P&S.
     5. Section 6.1. Section 6.1 of the P&S is hereby amended by adding a new clause 6.1(o) as follows:
“Seller shall have delivered to Buyer a written acknowledgement, in form attached as Schedule 6.1(o), from Science Park Development Corporation acknowledging that (1) all conditions precedent to the effectiveness of the consent set forth in that certain letter dated April 2, 2007 from David Silverstone to David E. Clem have been satisfied in full, and (2) the ARDA shall have been terminated (“SPDC Closing Letter”).”
     6. Section 6.2. Section 6.2(c) is hereby deleted and Section 6.2(d) of the P&S is hereby amended by replacing such Section with the following:
“Purchaser shall have delivered to Science Park Development Corporation letters of credit as security for Ground Leases in the amounts of $25,000 for Tract B-1 and $27,908 for Tract J.”
     7. Section 8.2. Section 8.2 of the P&S is hereby amended, first, by deleting Section 8.2(i) in its entirety and replacing it with the following: “The SPDC Closing Letter,” and second, by adding Appendices A and B attached hereto as deliveries required from Seller (and Purchaser as appropriate) at Closing.
     8. Exhibits A. The P&S is hereby amended by deleting Exhibit A in its entirety and replacing it with Exhibit A attached hereto.
     9. Schedule 6.1(d). The P&S is hereby amended by deleting Schedule 6.1(d) in its entirety and replacing it with Schedule 6.1(d) attached hereto.

     10. Schedule 6.1(e). The P&S is hereby amended by deleting Schedule 6.1(e) in its entirety and replacing it with Schedule 6.1(e) attached hereto.
     11. Schedule 6.1(f). The P&S is hereby amended by deleting Schedule 6.1(f) in its entirety.
     12. Schedule 6.1(o). The P&S is hereby amended by adding Schedule 6.1(o) attached hereto.
     13. Schedule 7.2(b)(iv)-1. The P&S is hereby amended by deleting Schedule 7.2(b)(iv)-1 in its entirety and replacing it with 7.2(b)(iv)-1 attached hereto.
     14. Schedule 7.2(b)(iv)-3. The P&S is hereby amended by deleting Schedule 7.2(b)(iv)-3 in its entirety and replacing it with 7.2(b)(iv)-3 attached hereto.
     15. Schedule 7.2(b)(iv)-2. The P&S is hereby amended by deleting from Schedule 7.2(b)(iv)-2 the Miscellaneous Consultant Agreement for William A. Berry & Sons, Inc. dated May 29, 2006 (abatement and demolition).
     16. Schedule 8.2(b). The P&S is hereby amended by deleting Schedule 8.2(b) in its entirety and replacing it with Schedule 8.2(b) attached hereto. A certain Exhibit C at the end of Schedule 8.2(b) shall be Exhibit C to Schedule 8.2(b).
     17. Schedule 8.2(e). The P&S is hereby amended by deleting Schedule 8.2(e) in its entirety and replacing it with Schedule 8.2(e) attached hereto.
     18. Ratification. Upon the execution of this Amendment by Seller and Purchaser, the P&S (including, without limitation, the Updates distributed to Purchaser on February 13, 2007), as amended hereby, shall be ratified and confirmed.
[Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, Seller and Purchaser hereto have executed this Amendment as of the date first written above.

SELLER: SP-K DEVELOPMENT, LLC, a Delaware limited liability company
By:	Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY
	Name:	George Lightbody
	Its:	CFO
	Date:	4/3, 2007

SP-B1 DEVELOPMENT, LLC, a Delaware limited liability company
By:	Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY
	Name:	George Lightbody
	Its:	CFO
	Date:	4/3, 2007

SP-A DEVELOPMENT, LLC, a Delaware limited liability company
By:	Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY
	Name:	George Lightbody
	Its:	CFO
	Date:	4/3, 2007

SP-B2 DEVELOPMENT, LLC, a Delaware limited liability company
By:	Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY
	Name:	George Lightbody
	Its:	CFO
	Date:	4/3, 2007

SP-D DEVELOPMENT, LLC, a Delaware limited liability company
By:	Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY
	Name:	George Lightbody
	Its:	CFO
	Date:	4/3, 2007

SP-E DEVELOPMENT, LLC, a Delaware limited liability company
By:	Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY
	Name:	George Lightbody
	Its:	CFO
	Date:	4/3, 2007

SP-J DEVELOPMENT, LLC, a Delaware limited liability company
By:	Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY
	Name:	George Lightbody
	Its:	CFO
	Date:	4/3, 2007

110 MUNSON STREET, LLC, a Delaware limited liability company

By:	Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY
	Name:	George Lightbody
	Its:	CFO
	Date:	4/3, 2007

SP-C DEVELOPMENT, LLC, a Delaware limited liability company
By:	Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY
	Name:	George Lightbody
	Its:	CFO
	Date:	4/3, 2007

LYME PROPERTIES LLC, a New Hampshire limited liability company
By:	/s/ GEORGE LIGHTBODY
	Name:	George Lightbody
	Its:	CFO
	Date:	4/3, 2007

PURCHASER: BIOMED REALTY, L.P.
By:	/s/ ALAN D. GOLD
	Name:	Alan D. Gold
	Title:	CEO & President
	Date:	April 4, 2007